Exhibit 99.2

SCAN TO VIEW MATERIALS & VOTE MSC INDUSTRIAL DIRECT CO., INC. 515 BROADHOLLOW ROAD, SUITE 1000 MELVILLE, NY 11747-3705 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m., Eastern Time, on [TBD], 2023 for shares held directly. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MSM2023SM You may attend the meeting virtually via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and then follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m., Eastern Time, on [TBD], 2023 for shares held directly. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by MSC Industrial Direct Co., Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. \v TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V22306-S72682 KEEP THIS PORTION FOR YOUR RECORDS MSC INDUSTRIAL DIRECT CO., INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MSC's Board of Directors recommends that you vote "FOR" Proposal Nos. 1, 2, 3 and 4. Proposal No. 1: Approval of the ReclassificationProposal For Against Abstain Toapprove and adopt provisions oftheRestated Certificate ofIncorporation that will effectuate theReclassification Proposal described □ □ □ in the Proxy Statement. Proposal No. 2: Approval of the Voting Standard Amendment Proposal Toapprove and adopt provisions oftheRestated Certificate ofIncorporation that will effectuate theVoting Standard Amendment described □ □ □ in the Proxy Statement. Proposal No. 3: Approval of the Majority Voting Proposal Toapprove and adopt the provisions ofthe Restated Certificate of Incorporation that will effectuate the Majority Voting Proposal described □ □ □ in the Proxy Statement. Proposal No. 4: The Adjournment Proposal Toadjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxiesif there are insufficient votes □ □ □ to approve the Reclassification Proposal at the time of the Special Meeting. Authorized Signatures – Sign and Date Below – This section must be completed for your vote to be counted. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

\v Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of 2023 Special Meeting and Proxy Statement are available at https://investor.mscdirect.com/annual-reports. V22307-S72682 MSC INDUSTRIAL DIRECT CO., INC. 2023 SPECIAL MEETING OF SHAREHOLDERS [TBD], 2023 THIS PROXY IS SOLICITED ON BEHALF OF MSC’S BOARD OF DIRECTORS The undersigned hereby appoint(s) John Chironna and Neal Dongre, and each of them, as attorneys-in-fact, with full power of substitution, to vote all shares of Class B Common Stock, par value $0.001 per share of MSC Industrial Direct Co., Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the 2023 Special Meeting of Shareholders of the Company to be held at [TBD][a.m./p.m.], Eastern Time, on [TBD], 2023 via live audio webcast at www.virtualshareholdermeeting.com/MSM2023SM, and any adjournment or postponement thereof, and, without limiting the generality of the power hereby conferred, the proxy holders are specifically directed to vote as indicated on the reverse side. All shares of the Company's common stock registered in your name are shown on this card. The shares represented hereby will be voted in accordance with the directions given by the shareholder. If a properly signed proxy is returned without choices marked, and if not otherwise directed, the shares represented by this proxy registered in your name will be voted "FOR" Proposal Nos. 1, 2, 3 and 4, PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE, OR FOLLOW THE INSTRUCTIONS TO VOTE BY INTERNET OR PHONE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE Please note there are two proxy cards, one for Class A Stockholders and one for Class B Stockholders. Stockholders who receive a Class A proxy card and a Class B proxy card must vote the shares represented by each card separately.